LETTER TO SHAREHOLDERS                      ACM Municipal Securities Income Fund
================================================================================

December 3, 1997

Dear Shareholder:

We are pleased to report municipal market activity and investment results for ACM Municipal Securities Income Fund's fiscal reporting period ended October 31, 1997.

--------------------------------------------------------------------------------
INVESTMENT RESULTS
Periods Ended October 31, 1997

                                   Total Return
                               6 Months    12 Months
                               --------    ---------

  ACM Municipal Securities
   Income Fund                  10.01%      13.24%

LIPPER RANKING
General & Leveraged Muni Debt Funds Average

      1 Year           3 Years       Since Inception
      ------           -------       ---------------
                                        (4/29/93)
                                        ---------

     #1 of 63         #9 of 62          #41 of 53
       Funds            Funds             Funds

The Fund's investment results are total returns for the period and are based on the net asset value as of 10/31/97. Lipper rankings are based on total returns.

--------------------------------------------------------------------------------

Your Fund's market price per share ended the period at $14.125, a 4.94% premium to net asset value per share of $13.460.

MARKET OVERVIEW

For the fiscal year ended October 31, 1997, municipal bonds delivered a third consecutive year of excellent returns to investors. Following the trend established in 1996, interest rates remained within a trading range, driven by mild volatility in economic indicators more than by secular movement toward significantly higher (or lower) yields. Municipal bond yield ratios, relative to taxable investments, improved as the threat of significant tax reform subsided. Credit ratings of municipal issuers saw a marked improvement during the year due to higher than anticipated revenues derived from a strong domestic economy. This stable rate and taxation environment combined with improving municipal credit quality resulted in municipal bonds producing some of the most attractive returns in the fixed income markets year-to-date.

During the third quarter of 1997, the pace of new issuance of municipal debt picked up after a slow first half. The decline in interest rates during the latter half of the year is expected to produce new issue volume exceeding 1996 levels. Demand has more than matched this supply due to reinvestment of proceeds from maturing or called bonds, continued reallocation of stock market profits to bonds and a surge in money from bank trust departments converting common fund assets into mutual fund assets.

INVESTMENT STRATEGY

The ACM Municipal Securities Income Fund seeks to provide shareholders with high current tax-free income. At the same time, the Fund is managed to maintain relative stability of principal without sacrificing competitive returns.

The average credit quality of the Fund continues to be very high. The management team has chosen to focus on higher quality bonds due to the yield compression between lower quality issues and higher quality issues in the market. This compression of yields exists for two reasons. First, the municipal bond market is income-driven. Because of the benefit of tax exempt income, tremendous investor demand exists with little regard for risk. Second, the ready availability and affordability of bond insurance has led to a record number of issues marketed with credit enhancement. This has dramatically increased the number of high grade issues in the market. At Alliance, we believe that there is currently better value in the high quality segment of the municipal market and we will continue to focus on this sector until conditions change.

                                            ACM Municipal Securities Income Fund
================================================================================

OUTLOOK

We believe that 1998 should be another good year for fixed income investors, although there is the possibility that inflationary pressures may begin to surface because of strength in the domestic U.S. economy. However, we expect interest rates to remain in a narrow range, with levels trending lower in the future. We would consider any backup in rates as an opportunity to lock in attractive yields and to improve portfolio call protection. Overall, we believe that inflation will remain in check, demand for investments will be strong and that the environment for fixed income investors will be positive.

We appreciate your investment in ACM Municipal Securities Income Fund and look forward to reporting future investment results.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President



/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President

PORTFOLIO OF INVESTMENTS
October 31, 1997                            ACM Municipal Securities Income Fund
================================================================================

  Standard                                         Principal
  & Poor's                                          Amount
   Rating+                                          (000)               Value
--------------------------------------------------------------------------------

                 LONG TERM
                 MUNICIPAL BONDS-99.4%

                 ALABAMA-4.8%
AAA              West Jefferson
                 PCR (Alabama Power)
                 MBIA Ser 93C
                 6.05%, 5/01/23 ................    $ 10,890        $ 11,163,884
                                                                    ------------

                 ARIZONA-1.8%
AA               Phoenix
                 MFHR (Woodstone &
                 Silver Springs)
                 Ser 93 Asset Guaranty
                 6.25%, 4/01/23 ................       2,145           2,238,994
AAA              Yuma
                 MFHR (Alexandrite
                 Sands Apt)
                 AMT FHA Ser 90
                 7.70%, 12/01/29 ...............       1,900           1,998,135
                                                                    ------------
                                                                       4,237,129
                                                                    ------------

                 CALIFORNIA-18.9%
AA-              California HFA
                 SFMR (Homeownership
                 Mtg)
                 AMT Ser 94H
                 7.50%, 8/01/25 ................      10,500          11,357,325
NR               Novato Comm Fac
                 (Hamilton Field)
                 Ser 95
                 7.375%, 9/01/25 ...............       8,000           8,746,960
AAA              Orange County Arpt Rev
                 (John Wayne Int'l)
                 AMT MBIA Ser 93
                 5.50%, 7/01/18 ................       3,450           3,466,801
NR               Orange County
                 Dist #88-1
                 (Pelican Hill Proj)
                 Ser 92A
                 8.25%, 9/02/18 ................       3,825           3,939,674
NR               Orange County Comm
                 Fac Dist #87-2
                 (Portola Hills)
                 Ser 91A
                 9.30%, 8/15/16 ................       8,950           9,492,997
AAA              Sacramento
                 Muni Util Dist
                 (Elec Rev)
                 Ser 92A FGIC
                 6.30%, 8/15/18 ................       2,500           2,903,775
A-               Vacaville
                 MFHR (Vacaville
                 Comm Hsg)
                 Ser 94A
                 7.85%, 11/01/24 ...............       2,170           2,355,079
A-               Placer County Res Rec
                 (Wstrn Placer Wst Mgmt)
                 AMT Ser 94
                 6.75%, 7/01/14 ................       1,800           1,927,530
                                                                    ------------
                                                                      44,190,141
                                                                    ------------

                 COLORADO-9.5%
BB+              Denver City & County
                 Arpt Rev (United Airlines)
                 AMT Ser 92A
                 6.875%, 10/01/32 ..............      20,300          22,162,322
                                                                    ------------

                 FLORIDA-3.3%
Aaa*             Brevard County HFA
                 SFMR (Homeownership
                 Mtg)
                 AMT FHA Ser 94
                 6.70%, 9/01/27 ................       4,140           4,405,788
A*               Dade County
                 MFHR (Golden
                 Lakes Apts)
                 AMT Ser 97A
                 6.00%, 11/01/32 ...............         250             253,195
                 6.05%, 11/01/39 ...............         750             759,562
AAA              Florida HFA
                 SFMR (Homeownership
                 Mtg)
                 AMT GNMA Ser 94B
                 6.65%, 7/01/26 ................       1,300           1,358,942
Aaa*             Pinellas County HFA
                 SFMR (Homeownership
                 Mtg)
                 AMT GNMA Ser 94A
                 6.55%, 8/01/27 ................         960           1,020,874
                                                                    ------------
                                                                       7,798,361
                                                                    ------------

PORTFOLIO OF INVESTMENTS (cont.)            ACM Municipal Securities Income Fund
================================================================================

  Standard                                         Principal
  & Poor's                                          Amount
   Rating+                                          (000)               Value
--------------------------------------------------------------------------------

                 ILLINOIS-1.8%
BBB-             Chicago Arpt Rev
                 (American Airlines)
                 AMT Ser 94
                 8.20%, 12/01/24 ...............    $  3,500        $  4,225,795
                                                                    ------------

                 INDIANA-4.1%
BB+              Indianapolis
                 Arpt Rev
                 (United Airlines)
                 AMT Ser 95A
                 6.50%, 11/15/31 ...............       1,900           2,034,311

AA               Warrick County
                 PCR (So Indiana
                 Gas & Elec Co)
                 AMT Ser 93B
                 6.00%, 5/01/23 ................       7,290           7,647,866
                                                                    ------------
                                                                       9,682,177
                                                                    ------------

                 LOUISIANA-0.7%
Aaa*             Calcasieu Parish
                 SFMR (Mortgage Rev)
                 AMT GNMA/FNMA
                 Ser 97A
                 6.40%, 4/01/32 ................       1,500           1,572,945
                                                                    ------------


                 MARYLAND-3.4%
AAA              Baltimore County
                 MFHR (Dunfield Proj)
                 FHA Ser 92A
                 6.90%, 8/01/28 ................       7,500           8,031,150
                                                                    ------------

                 MASSACHUSETTS-5.3%
A-               Mass Hlth & Ed Fac
                 Auth Hosp Rev
                 (Jordan Hospital)
                 Ser 92B
                 6.875%, 10/01/15 ..............       1,500           1,616,550
Aaa*             Mass Hlth & Ed Fac
                 Auth Hosp Rev
                 (Metro West Health)
                 Ser 92C
                 6.50%, 11/15/18 ...............       2,690           3,004,892

A+               Mass HFA
                 SFMR (Residential
                 Mtg)
                 AMT Ser 40
                 6.65%, 12/01/27 ...............       4,420           4,746,461
AAA              Mass HFA
                 SFMR (Residential
                 Dev)
                 FNMA Ser 92A
                 6.90%, 11/15/24 ...............       1,000           1,091,250
AA+              Mass Wtr Poll Abate
                 (South Essex Program)
                 Ser 94A
                 6.375%, 2/01/15 ...............       1,840           1,978,423
                                                                    ------------
                                                                      12,437,576
                                                                    ------------

                 MICHIGAN-0.8%
AA               Troy Downtown
                 Dev Auth
                 Ser 95A Asset Guaranty
                 6.375%, 11/01/18 ..............       1,765           1,899,317
                                                                    ------------

                 MINNESOTA-1.8%
A-               Minneapolis
                 Cmty Dev Agy
                 (Common Bond Fund)
                 Ser 97-2
                 6.20%, 6/01/17 ................         420             438,803
AA+              Minnesota HFA
                 SFMR (Homeownership
                 Mtg) AMT Ser 96F
                 6.30%, 1/01/28 ................       1,240           1,301,516
AAA              St. Francis GO
                 (Ind Sch Dist #15)
                 FSA Ser 95A
                 6.375%, 2/01/16 ...............         120             133,936
BBB              South St. Paul Hosp Rev
                 (Healtheast Proj)
                 Ser 94
                 6.75%, 11/01/09 ...............       2,100           2,278,059
                                                                    ------------
                                                                       4,152,314
                                                                    ------------

                 NEW HAMPSHIRE-2.2%
AAA              Keene Hsg Dev Corp
                 MFHR (Central Square)
                 FHA Ser 90A
                 7.50%, 2/01/25 ................       4,355           5,094,435
                                                                    ------------

                                            ACM Municipal Securities Income Fund
================================================================================

  Standard                                         Principal
  & Poor's                                          Amount
   Rating+                                          (000)               Value
--------------------------------------------------------------------------------

                 NEW JERSEY-0.4%
AA               Gloucester County
                 PCR (Mobil Oil)
                 Ser 93
                 5.625%, 12/01/28 ..............    $  1,000        $  1,013,860
                                                                    ------------

                 NEW YORK-2.4%
BBB+             New York City GO
                 Ser 95B
                 7.25%, 8/15/19 ................       3,465           3,959,648
AAA              Troy Hsg Dev Corp
                 MFHR (T.U.R. Proj)
                 FHA Ser 90C
                 8.10%, 2/01/24 ................       1,350           1,570,603
                                                                    ------------
                                                                       5,530,251
                                                                    ------------

                 OHIO-4.3%
A                Cuyahoga County
                 Hosp Rev (Meridia
                 Health Sys)
                 Ser 95
                 6.25%, 8/15/24 ................       2,035           2,185,651
BBB              Hamilton County
                 Hlth Fac
                 (Franciscan Sisters/
                 Providence Hosp)
                 Ser 92
                 6.875%, 7/01/15 ...............         500             532,855
Aaa*             Kent MFHR
                 (Silver Meadows Apt Proj)
                 AMT GNMA Ser 95
                 7.15%, 12/20/26 ...............       1,100           1,218,668
AAA              Ohio HFA
                 SFMR (Mortgage Rev)
                 AMT GNMA Ser 95 A-2
                 6.625%, 3/01/26 ...............       4,745           5,037,339
AAA              Ohio HFA
                 SFMR (Residential Dev)
                 AMT GNMA Ser 97
                 6.15%, 3/01/29 ................       1,000           1,057,640
                                                                    ------------
                                                                      10,032,153
                                                                    ------------

                 PENNSYLVANIA-1.5%
BBB-             Allegheny County
                 PCR (USX Corp)
                 Ser 96
                 6.10%, 1/15/18 ................       1,000           1,041,070

AAA              Allegheny County
                 Arpt Rev
                 (Gtr Pittsburg Int'l)
                 AMT FSA Ser 92B
                 6.625%, 1/01/22 ...............       2,285           2,459,803
                                                                    ------------
                                                                       3,500,873
                                                                    ------------

                 RHODE ISLAND-5.1%
AA+              Rhode Island Hsg & Mtg
                 Fin Corp SFMR
                 (Homeownership Mtg)
                 AMT Ser 92-7A
                 6.75%, 10/01/25 ...............       3,970           4,213,202
                 AMT Ser 91-8
                 10.317%, 4/01/24 (a) ..........       7,000           7,698,670
                                                                    ------------
                                                                      11,911,872
                                                                    ------------

                 SOUTH CAROLINA-1.9%..
AAA              Horry County Arpt Rev
                 (Myrtle Beach Jet Port)
                 AMT FSA Ser 90
                 7.30%, 7/01/20 ................       4,000           4,350,240
                                                                    ------------

                 SOUTH DAKOTA-2.1%
A*               South Dakota
                 Student Loan Fin Corp
                 AMT Ser 96-1E
                 6.55%, 8/01/20 ................       4,900           5,038,768
                                                                    ------------

                 TENNESSEE-7.1%
BBB              Memphis Shelby
                 County Spec Fac
                 (Federal Express)
                 AMT Ser 93
                 6.20%, 7/01/14 ................       2,000           2,085,060
AAA              Metro Govt Nashville
                 & Davidson Cnty
                 Water System Rev
                 Ser 92 AMBAC
                 8.276%, 1/01/22 (a) ...........       3,000           3,372,030
Aa2*             Tennessee Ed Loan
                 (Ed Funding South, Inc)
                 AMT Ser 97B
                 6.20%, 12/01/21 ...............      10,600          11,025,908
                                                                    ------------
                                                                      16,482,998
                                                                    ------------

PORTFOLIO OF INVESTMENTS (cont.)            ACM Municipal Securities Income Fund
================================================================================

  Standard                                         Principal
  & Poor's                                          Amount
   Rating+                                          (000)               Value
--------------------------------------------------------------------------------

             TEXAS-10.1%
BBB          Alliance Arpt Auth
             (Federal Express)
             AMT Ser 96
             6.375%, 4/01/21 ...............    $ 14,500        $ 15,470,485
AAA          Amarillo Texas
             Hosp Rev
             (High Plains Baptist)
             FSA Ser 92B
             9.038%, 1/01/22 (a) ...........       3,200           3,761,632
BBB-         Dallas - Ft. Worth
             Arpt (American
             Airlines)
             AMT Ser 92
             7.25%, 11/01/30 ...............       3,985           4,429,487
                                                                ------------
                                                                  23,661,604
                                                                ------------

             VIRGINIA-3.8%
A+           Giles County IDR
             (Hoechst--Celanese Corp.)
             AMT Ser 96
             6.45%, 5/01/26 ................       3,740           4,100,498
AAA          Suffolk
             MFHR (Prince
             William Commons)
             AMT FNMA Ser 95A
             6.50%, 6/01/29 ................       2,795           2,981,287
AA+          Virginia Hsg Dev Auth
             SFMR (Commonwealth
             Mtg) AMT Ser 94G
             7.125%, 7/01/22 ...............       1,660           1,748,196
                                                                ------------
                                                                   8,829,981
                                                                ------------

             WEST VIRGINIA-2.3%
AAA          West Virginia Parkways
             Eco Dev (Parkway Rev)
             FGIC Ser 93
             7.555%, 5/16/19 (a) ...........       5,000           5,315,300
                                                                ------------

             TOTAL LONG TERM
             MUNICIPAL BONDS
             (cost $220,379,143) ...........                     232,315,446
                                                                ------------

             SHORT TERM
             MUNICIPAL NOTES-4.6%
             MASSACHUSETTS-1.7%
A-1+         Mass Ed Fin Auth
             Student Loan Rev
             AMT Ser 97E VRDN
             3.70%, 7/01/15 (b) ............       4,000           4,000,000
                                                                ------------

             TEXAS-1.6%
VMIG-1*      Panhandle Plains
             Student Loan Rev
             AMT Ser 91B VRDN
             3.70%, 6/01/21 (b) ............       3,100           3,100,000
             AMT Ser 92AVRDN
             3.70%, 6/01/08 (b) ............         600             600,000
                                                                ------------
                                                                   3,700,000
                                                                ------------

             VIRGINIA-1.3%
VMIG-1*      Charles City Indl Dev
             Auth (Chambers Dev
             Va Inc)
             AMT Ser 91 VRDN
             3.90%, 10/01/06 (b) ...........       3,000           3,000,000
                                                                ------------

             TOTAL SHORT TERM
             MUNICIPAL NOTES
             (cost $10,700,000) ............                      10,700,000
                                                                ------------

             TOTAL INVESTMENTS-104.0%
             (cost $231,079,143) ...........                     243,015,446
             Other liabilities less assets-(4.0%)                 (9,374,526)
                                                                ------------

             NET ASSETS-100% ...............                    $233,640,920
                                                                ============

                                            ACM Municipal Securities Income Fund
================================================================================





--------------------------------------------------------------------------------

+    Unaudited.

*    Moody's or Fitch Rating.

(a) Inverse Floater Security--Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.

(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

     See notes to financial statements.


Glossary of Terms:


AMBAC       - American Municipal Bond Assurance
              Corporation
AMT         - Alternative Minimum Tax--(subject to)
FGIC        - Financial Guaranty Insurance Company
FHA         - Federal Housing Administration
FNMA        - Federal National Mortgage Association
FSA         - Financial Security Assurance, Inc.
GNMA        - Government National Mortgage Association

GO          - General Obligation
HFA         - Housing Finance Authority
IDR         - Industrial Development Revenue
MBIA        - Municipal Bond Investors Assurance
MFHR        - Multi-Family Housing Revenue
NR          - Rating not applied for
PCR         - Pollution Control Revenue
SFMR        - Single Family Mortgage Revenue

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997                            ACM Municipal Securities Income Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $231,079,143) ..........................................   $ 243,015,446
  Receivable for investment securities sold ........................................................       8,282,445
  Interest receivable ..............................................................................       3,956,783
  Deferred organization expense and other assets ...................................................          75,761
                                                                                                       -------------
  Total assets .....................................................................................     255,330,435
                                                                                                       -------------

LIABILITIES
  Due to custodian .................................................................................         675,593
  Payable for investment securities purchased ......................................................      20,490,862
  Advisory fee payable .............................................................................          96,805
  Administrative fee payable .......................................................................          29,041
  Accrued expenses and other liabilities ...........................................................         397,214
                                                                                                       -------------
  Total liabilities ................................................................................      21,689,515
                                                                                                       -------------
NET ASSETS .........................................................................................   $ 233,640,920
                                                                                                       =============

COMPOSITION OF NET ASSETS
  Preferred Stock:
   $.01 par value per share; 3,600 shares Preferred Stock authorized, issued and outstanding at
     $25,000 per share liquidation preference ......................................................   $  90,000,000
  Common Stock:
   $.01 par value per share; 100,000,000 shares authorized, 10,669,867 shares issued and outstanding         106,699
  Additional paid-in capital .......................................................................     146,548,553
  Distributions in excess of net investment income .................................................             (45)
  Accumulated net realized loss on investments .....................................................     (14,950,590)
  Net unrealized appreciation of investments .......................................................      11,936,303
                                                                                                       =============
                                                                                                       $ 233,640,920
                                                                                                       =============

NET ASSET VALUE PER SHARE OF COMMON STOCK--$143,640,920
  ($233,640,920 less Preferred Stock at liquidation value of $90,000,000)
    divided by 10,669,867 shares of Common Stock outstanding .......................................         $ 13.46
                                                                                                             =======

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 1997                 ACM Municipal Securities Income Fund
================================================================================

INVESTMENT INCOME
  Interest...........................................................                     $ 14,960,957

EXPENSES
  Advisory fee.......................................................      $1,136,344
  Administrative fee.................................................         340,902
  Auction Agent fee..................................................         225,248
  Audit and legal....................................................         118,389
  Custodian..........................................................         109,720
  Transfer agency....................................................          60,446
  Printing...........................................................          40,385
  Directors' fees....................................................          35,235
  Amortization of organization expenses..............................          12,045
  Miscellaneous......................................................          51,733
                                                                           ----------
  Total expenses.....................................................                        2,130,447
                                                                                          ------------
  Net investment income..............................................                       12,830,510
                                                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions.......................                        2,128,635
  Net change in unrealized appreciation of investments...............                        5,592,202
                                                                                          ------------
  Net gain on investments............................................                        7,720,837
                                                                                          ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...........................                     $ 20,551,347
                                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                            Year Ended October 31,
                                                                        ------------------------------
                                                                            1997              1996
                                                                        -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income .............................................   $  12,830,510    $  12,527,055
  Net realized gain on investment transactions ......................       2,128,635        3,335,681
  Net change in unrealized appreciation (depreciation) of investments       5,592,202       (1,073,204)
                                                                        -------------    -------------
  Net increase in net assets from operations ........................      20,551,347       14,789,532

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
   Common Stock .....................................................      (9,554,156)      (8,994,324)
   Preferred Stock ..................................................      (3,276,354)      (3,532,731)
  Distributions in excess of net investment income
   Common Stock .....................................................          (4,030)        (503,573)
   Preferred Stock ..................................................          (1,379)        (202,580)

CAPITAL STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance of Common Stock       1,037,203          843,978
                                                                        -------------    -------------
  Total increase ....................................................       8,752,631        2,400,302

NET ASSETS
  Beginning of year .................................................     224,888,289      222,487,987
                                                                        -------------    -------------
  End of year .......................................................   $ 233,640,920    $ 224,888,289
                                                                        =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1997                            ACM Municipal Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

The Fund values municipal securities at fair value based on prices provided by a recognized pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

If market quotations are not readily available from such pricing service, a municipal security is valued at its fair value as determined in good faith by the Fund's Adviser under procedures established by the Fund's Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value unless this method does not represent fair market value.

2. Organization Expenses

Organization expenses of approximately $60,000 have been deferred and are being amortized on a straight-line basis through May, 1998.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book-to-tax differences, resulting from distributions in excess of net tax-exempt income, resulted in a net decrease in additional paid-in capital and a corresponding increase in distributions in excess of net investment income. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $955 during the year ended October 31, 1997.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The Administrator has engaged Prudential Mutual Fund Management, Inc. (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its

NOTES TO FINANCIAL STATEMENTS (cont.)       ACM Municipal Securities Income Fund
================================================================================

own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $214,276,839 and $202,333,146, respectively, for the year ended October 31, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended October 31, 1997.

At October 31, 1997 the cost of the investments for Federal income tax purposes was $231,097,836. Accordingly, gross unrealized appreciation was $11,958,627 and gross unrealized depreciation was $41,017 resulting in net unrealized appreciation of $11,917,610.

--------------------------------------------------------------------------------

NOTE D: Taxes

For Federal income tax purposes at October 31, 1997, the Fund had a capital loss carry forward of $14,926,533; of which $3,828,762 expires in the year 2002 and $11,097,771 expires in the year 2003.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

Common Stock

There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 10,669,867 shares outstanding at October 31, 1997, the Adviser owned 7,200 shares. During the years ended October 31, 1997 and 1996, the Fund issued 80,018 and 30,590 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A is 3.55% and is effective through November 5, 1997. The dividend rate on Series B is 3.65% and is effective through November 3, 1997. The dividend rate on Series C is 3.60% and is effective through November 6, 1997.

FINANCIAL HIGHLIGHTS                        ACM Municipal Securities Income Fund
================================================================================

Selected Data For a Share of Common Stock Outstanding Throughout Each Period.

                                                                    Year Ended October 31,                    April 23, 1993(a)
                                                -----------------------------------------------------------           to
                                                    1997            1996           1995            1994       October 31, 1993
                                                -----------     -----------     -----------     -----------   ----------------
Net asset value, beginning of period ........        $12.74          $12.59          $11.57          $14.66          $13.98(b)
                                                -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
---------------------------------
Net investment income .......................          1.20            1.18            1.17            1.21             .50
Net realized and unrealized gain (loss)
   on investment transactions ...............           .72             .22            1.11           (2.96)            .74
                                                -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value
   from operations ..........................          1.92            1.40            2.28           (1.75)           1.24
                                                -----------     -----------     -----------     -----------     -----------
Less: Dividends And Distributions
---------------------------------
Dividends from net investment income:
   Paid to Common Stock shareholders ........          (.89)           (.85)           (.90)           (.90)           (.30)
   Common Stock equivalent of dividends
     paid to Preferred Stock shareholders ...          (.31)           (.33)           (.36)           (.31)           (.08)
Distributions in excess of net investment
   income:
     Paid to Common Stock shareholders ......           -0-            (.05)            -0-             -0-             -0-
     Common Stock equivalent of distributions
        paid to Preferred Stock shareholders            -0-            (.02)            -0-             -0-             -0-
Distributions from realized capital gains:
   Paid to Common Stock Shareholders ........           -0-             -0-             -0-            (.11)            -0-
   Common Stock equivalent of distributions
     paid to Preferred Stock Shareholders ...           -0-             -0-             -0-            (.02)            -0-
                                                -----------     -----------     -----------     -----------     -----------
Total dividends and distributions ...........         (1.20)          (1.25)          (1.26)          (1.34)           (.38)
                                                -----------     -----------     -----------     -----------     -----------
Preferred Stock offering costs and
   underwriting discounts ...................           -0-             -0-             -0-             -0-            (.18)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period ..............        $13.46          $12.74          $12.59          $11.57          $14.66
                                                -----------     -----------     -----------     -----------     -----------
Market value, end of period .................        $14.12          $12.38          $12.00          $10.25          $14.25
                                                ===========     ===========     ===========     ===========     ===========
Total Investment Return
-----------------------
Total investment return based on: (c)
   Market value .............................         22.34%          10.82%          26.65%         (21.99)%          3.42%
   Net asset value ..........................         13.24%           8.74%          17.71%         (14.41)%          6.39%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted) ...      $233,641        $224,888        $222,488        $211,597        $244,069
Ratio of expenses to average net assets (d)             .94%            .93%            .84%            .77%            .81%(e)
Ratio of net investment income to average
   net assets (d) ...........................          5.64%           5.64%           5.77%           5.58%           4.95%(e)
Portfolio turnover rate .....................            90%            178%            222%            116%             79%

--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Net of offering costs of $.09.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(d) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.
(e)  Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                        ACM Municipal Securities Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.


                /s/ Ernst & Young LLP

New York, New York
December 4, 1997

--------------------------------------------------------------------------------

Federal Income Tax Information (unaudited)

In accordance with Federal requirements, the Fund designates substantially all the dividends paid from investment income--net during the fiscal year ended October 31, 1997 as "exempt-interest dividends."

As required by Federal regulations, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid (if any) for the 1997 calendar year, early in 1998.

ADDITIONAL INFORMATION                      ACM Municipal Securities Income Fund
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as Agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

     (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

     (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondents concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

                                            ACM Municipal Securities Income Fund
================================================================================

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Susan P. Keenan, a Senior Vice President of the Fund.

                                            ACM Municipal Securities Income Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman and President
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Clifford L. Michel
Donald J. Robinson
Robert C. White


OFFICERS
Kathleen A. Corbet, Senior Vice President
Susan P. Keenan, Senior Vice President
Wayne D. Lyski, Senior Vice President
David M. Dowden, Vice President
Terrance Hults, Vice President
William E. Oliver, Vice President
Edmund P. Bergen, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller


ADMINISTRATOR
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105


PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


SUB-ADMINISTRATOR
Prudential Mutual Fund Management, LLC
Gateway Center Three
Newark, NJ 07102-4077


INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY 10286


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

ACM Municipal Securities Income Fund
Summary of General Information

The Fund

ACM Municipal Securities Income Fund is a closed-end management investment company designed to obtain the highest level of current tax exempt income, consistent with what the Fund's investment adviser considers to be prudent investment risk, that is available from a portfolio of high-quality municipal debt securities.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.



ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO]

(R)These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSIAR



                                       ACM
                            ----------------------------
                                    MUNICIPAL
                            ----------------------------
                                   SECURITIES
                            ----------------------------
                                   INCOME FUND
                            ----------------------------


                                           Annual Report
                                        October 31, 1997



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